                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            The Malaysia Fund, Inc.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            THE MALAYSIA FUND, INC.
                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Malaysia Fund, Inc. will be held on Wednesday, June 28, 1995, at 10:30 A.M. (New York time) in Conference Room 3 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

          1. To elect three Class I directors for a term of one year, three Class II directors for a term of two years and four Class III directors for a term of three years.

          2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the year ending December 31, 1995.

          3. To consider and act upon any other business that may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 3, 1995, are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                          VALERIE Y. LEWIS
                                          Secretary

Dated: May 30, 1995

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                            THE MALAYSIA FUND, INC.
                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                           -------------------------

                                PROXY STATEMENT
                           -------------------------

     This statement is furnished by the Board of Directors of The Malaysia Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders to be held on Wednesday, June 28, 1995, at 10:30 A.M. (New York time), in Conference Room 3, at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, the principal executive office of Morgan Stanley Asset Management Inc. (the "Manager"), the Fund's U.S. investment adviser. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the election of directors and for the other proposals. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

     The close of business on April 3, 1995, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 9,722,148 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 30, 1995.

     The shares represented by properly executed proxy cards will be voted as specified. It is intended that the shares represented by proxies on which no specification has been made will be voted FOR the election of the nominees for Director named herein and FOR ratification of Price Waterhouse LLP as independent accountants for the year ending December 31, 1995. The Fund intends to treat properly executed proxies that are marked "abstain" as present for purposes of determining whether a quorum has been achieved at the Meeting.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corp., a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $5,000, plus expenses.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS SHOULD BE MADE IN WRITING TO THE MALAYSIA FUND, INC., C/O MUTUAL FUNDS SERVICE COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Mutual Funds Service Company is an affiliate of the Fund's administrator, United States Trust Company of New York, and provides administrative services to the Fund. United States Trust Company of New York's business address is 770 Broadway, New York, New York 10003. Mutual Funds Service Company's business address is 73 Tremont Street, Boston, Massachusetts 02108.

     The Board of Directors of the Fund recommends that the stockholders vote in favor of each of the matters mentioned in items 1 and 2 of the Notice of Annual Meeting.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, three Class I directors will be elected to hold office for a term of one year, three Class II directors will be elected to hold office for a term of two years and four Class III directors will be elected to hold office for a term of three years and, in each case, until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Peter J. Chase, David B. Gill and Warren J. Olsen as Class I Directors, John W. Croghan, Graham E. Jones and Frederick B. Whittemore as Class II Directors and Barton M. Biggs, John A. Levin, Dato Malek Merican and William
G. Morton, Jr. as Class III directors.

     The Board of Directors has unanimously approved increasing the number of directors from nine to ten, effective as of the commencement of the Meeting, and has recommended that stockholders vote for the election of each of the nominees for director.

     On or about the same date as the Meeting, each of the other closed-end, U.S. registered investment companies advised by the Manager also is holding a meeting of stockholders at which, among other things, such stockholders are considering a proposal to elect as directors of such other investment companies (with certain limited exceptions) the same people nominated to be directors of the Fund (except for Morgan Stanley India Investment Fund, Inc.). Accordingly, if elected, nine of the nominees for directors of the Fund also will act as directors of The Brazilian Investment Fund, Inc., The Latin American Discovery Fund, Inc., Morgan Stanley Africa Investment Fund, Inc., Morgan Stanley Asia-Pacific Fund, Inc., Morgan Stanley Emerging Markets Fund, Inc., Morgan Stanley Emerging Markets Debt Fund, Inc., Morgan Stanley Global Opportunity Bond Fund, Inc., The Morgan Stanley High Yield Fund, Inc., The Pakistan Investment Fund, Inc., The Thai Fund, Inc., and The Turkish Investment Fund, Inc. (collectively, with the Fund, the "MSAM closed-end funds"). The Board of Directors believes that this arrangement will enhance the ability of the directors to deal expeditiously with administrative matters common to the MSAM closed-end funds, such as evaluating the performance of common service providers, including the Manager and the administrators, transfer agents, custodians and accountants of the MSAM closed-and funds.

     In connection with the proposed new board arrangements, the Board of Directors has determined that it would be appropriate to reduce the level of fees payable by the Fund to its directors. The Fund currently pays each of its directors who is not a director, officer or employee of the Manager or Arab-Malaysian Consultant Sdn Bhd, the Fund's Malaysian investment adviser (the "Malaysian Adviser"), or its affiliates an annual fee of $8,000 plus $800 for each meeting of the Board of Directors or a committee thereof attended, plus certain out-of-pocket expenses, with the Chairman of the Board of Directors receiving $11,500 annually plus $1,050 for each meeting attended. The Fund also pays the Audit Committee Chairman an annual fee of $1,000 plus $250 for each meeting of the Audit Committee attended. The fees paid to the Chairman of the Audit Committee are in addition to the fees the Chairman of the Audit Committee receives for serving as a director. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1994 were $98,249. Effective immediately following the Meeting, each of the directors of the Fund who is not a director, officer or employee of the Manager or the Malaysian Adviser or its affiliates will receive from the Fund an annual fee of $4,000 per year, plus out-of-pocket expenses. Each of the members of the Fund's Audit Committee, which will consist of the Fund's directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), will receive an additional annual fee of $750 for serving on such committee.

     After giving effect to the reduction in the level of fees payable by the Fund to its directors, the Fund will pay, on an annual basis, aggregate fees of $28,500 (including fees payable to members of the Audit Committee), assuming each of the six nominees named herein who is not a director, officer or employee of the Manager or the Malaysian Adviser or its affiliates is elected at the Meeting. At the fee level in effect prior to the Meeting, the Fund would pay, on an annual basis, aggregate fees of $78,300 for the same six nominees, assuming each such nominee attended four Board meetings and two Audit Committee meetings. The level of fees payable by the Fund to its directors will be reviewed by the Board of Directors annually.

     Each of the directors who is not an "affiliated person", within the meaning of the Investment Company Act of 1940 (the "1940 Act"), of the Manager may enter into a deferred arrangement (the "Fee Arrangement") with the Fund, pursuant to which such director defers to a later date the receipt of his director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the director.

     Under the Fee Arrangement, deferred director's fees (including the return accrued thereon) will become payable in cash upon such director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such director's resignation occurred. In the event of a director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such director's service as a director. In addition, in the event of the liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another Fund advised by the Manager), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the directors participating in the Fee Arrangement on the effective date thereof.

     Currently, only Mr. Jones has elected to enter the Fee Arrangement with the Fund.

     So that each of the nominees named herein could be nominated for election it was necessary for Messrs. Debbs, Hashim and Robbins to resign from, or not seek re-election to, the Board of Directors. The Fund and the remaining members of the Board of Directors would like to express their sincerest appreciation to such directors for their dedication and service to the Fund.

     The Fund's By-Laws provide that the Board of Directors is divided into three classes. Each director holds office until (i) the expiration of his term and until his successor shall be elected and qualified, (ii) his death, (iii) he has resigned, (iv) December 31 of the year in which he shall have reached seventy-three years of age or (v) has been removed as provided by statute or the Articles of Incorporation of the Fund.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The members of the Audit Committee are Messrs. Chase, Jones, Morton and Robbins, none of whom is an "interested person" (as defined in the 1940 Act). After the Meeting, the Audit Committee will continue to consist of the directors of the Fund who are not "interested persons." The Audit Committee met twice during the fiscal year ended December 31, 1994. The Audit Committee also met on February 23, 1995, to ratify and approve the Fund's 1994 annual report to stockholders. At the present time, the Board of Directors has no compensation or nominating committees, or other committee performing similar functions.

     There were four meetings of the Fund's Board of Directors held during the fiscal year ended December 31, 1994, and each incumbent director, with the exception of Mr. Hashim, attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of Committees thereof on which that Director served.

     Each of the nominees has consented to be named in this Proxy Statement and to serve as a director if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding each of the nominees for election as a director of the Fund and the executive officers of the Fund is set forth below.

                                                                                                      SHARE
                                                                                    COMMON STOCK   EQUIVALENTS
                                                                                    BENEFICIALLY   OWNED UNDER
                               POSITION WITH        PRINCIPAL OCCUPATIONS            OWNED AS OF   DEFERRED FEE
      NAME AND ADDRESS           THE FUND          AND OTHER AFFILIATIONS      AGE  APRIL 3, 1995** ARRANGEMENT+ PERCENT
- - ---------------------------- ----------------- ------------------------------- ---- -------------  ------------  --------
Barton M. Biggs*             Nominee           Chairman and Director of Morgan  62             0       --           0
1221 Avenue of the                               Stanley Asset Management Inc.
Americas                                         and Morgan Stanley Asset Man-
New York, NY 10020                               agement Limited; Managing Di-
                                                 rector of Morgan Stanley &
                                                 Co. Incorporated; Director of
                                                 Morgan Stanley Group Inc.;
                                                 Member of International
                                                 Advisory Council of The
                                                 Thailand Fund; Director and
                                                 officer of various investment
                                                 companies managed by Morgan
                                                 Stanley Asset Management Inc.
Peter J. Chase               Director and      Chairman of CGL, Inc.;           62         1,742       --          ****
821-C San Mateo                Nominee           Principal, Statements;
Santa Fe, NM 87505                               Director of The Thai Fund,
                                                 Inc. and Morgan Stanley
                                                 Asia-Pacific Fund, Inc.;
                                                 Member of the Advisory Coun-
                                                 cil of The Thailand Fund; and
                                                 Consultant, NGV Systems, Inc.
                                                 Previously Chairman of CJS,
                                                 Inc. and Principal of Sidney
                                                 A. Staunton, Inc. and The
                                                 Yankee Group.
John W. Croghan              Nominee           Chairman of Lincoln Capital      64             0       --           0
200 South Wacker Drive                           Management Company; Director
Chicago, IL 60606                                of St. Paul Bancorp, Inc.,
                                                 Lindsay Manufacturing Co.,
                                                 Morgan Stanley Emerging
                                                 Markets Fund, Inc. and Morgan
                                                 Stanley Asia-Pacific Fund,
                                                 Inc.; Previously, Director of
                                                 Blockbuster Entertainment
                                                 Corporation.

                                                                                                      SHARE
                                                                                    COMMON STOCK   EQUIVALENTS
                                                                                    BENEFICIALLY   OWNED UNDER
                               POSITION WITH        PRINCIPAL OCCUPATIONS            OWNED AS OF   DEFERRED FEE
      NAME AND ADDRESS           THE FUND          AND OTHER AFFILIATIONS      AGE  APRIL 3, 1995** ARRANGEMENT+ PERCENT
- - ---------------------------- ----------------- ------------------------------- ---- -------------  ------------  --------
David B. Gill                Nominee           Director of The Thai Fund,       68             0       --           0
3042 Cambridge Place, N.W.                       Inc., The Latin American
Washington, D.C. 20007                           Discovery Fund, Inc. and the
                                                 Mauritius Fund Limited;
                                                 Member of the International
                                                 Advisory Committee of Banco
                                                 Surinvest S.A.; Member of the
                                                 International Advisory
                                                 Council of The Thailand Fund;
                                                 International Adviser to
                                                 Crown Agents for Overseas
                                                 Governments and Ad-
                                                 ministrators; Member of the
                                                 Capital Markets Committee of
                                                 the Inter-American Investment
                                                 Corporation; Member of the
                                                 Advisory Counsel of Korea De-
                                                 velopment Investment Corpora-
                                                 tion; Chairman and Director
                                                 of Norinvest Bank; Member of
                                                 The International Advisory
                                                 Council of Investment
                                                 Management Company Chile
                                                 S.A.; Previously, Director of
                                                 Capital Markets Department of
                                                 the International Financial
                                                 Corporation; Trustee,
                                                 Batterymarch Finance Manage-
                                                 ment; Chairman and Director,
                                                 Equity Fund of Latin America
                                                 S.A., Commonwealth Equity
                                                 Fund Limited; and Director,
                                                 Global Securities, Inc.
Graham E. Jones              Director and      Senior Vice President of BGK     62         2,667          191      ****
23 Chestnut Street             Nominee           Properties, Inc.; Trustee of
Boston, MA 02108                                 nine funds managed by Weiss,
                                                 Peck & Greer; Trustee of
                                                 eight funds managed by Morgan
                                                 Grenfell Capital Management
                                                 Incorporated; Director of The
                                                 Turkish Investment Fund,
                                                 Inc., The Thai Fund, Inc. and
                                                 The Pakistan Investment Fund,
                                                 Inc.; Member of the
                                                 International Advisory
                                                 Council of The Thailand Fund;
                                                 Previously, Chief Financial
                                                 Officer of Practice
                                                 Management Systems, Inc.

                                                                                                      SHARE
                                                                                    COMMON STOCK   EQUIVALENTS
                                                                                    BENEFICIALLY   OWNED UNDER
                               POSITION WITH        PRINCIPAL OCCUPATIONS            OWNED AS OF   DEFERRED FEE
      NAME AND ADDRESS           THE FUND          AND OTHER AFFILIATIONS      AGE  APRIL 3, 1995** ARRANGEMENT+ PERCENT
- - ---------------------------- ----------------- ------------------------------- ---- -------------  ------------  --------
John A. Levin*               Nominee           President of John A. Levin &     56             0       --           0
One Rockefeller Plaza                            Co., Inc.; Director of Morgan
New York, NY 10020                               Stanley Emerging Markets Debt
                                                 Fund, Inc., Morgan Stanley
                                                 India Investment Fund, Inc.
                                                 and The Pakistan Investment
                                                 Fund, Inc.
Dato Malek Merican*          Director and      Director and Advisor, Arab-Ma-   60             0      N/A           0
15 Jalan Chempenai             Nominee           laysian Merchant Bank Berhad;
Damansara Heights                                Director, AMMB Holdings Sdn
50490 Kuala Lumpur                               Bhd; Arab-Malaysian
Malaysia                                         Consultant Sdn Bhd;
                                                 Arab-Malaysian Securities
                                                 Holding Sdn Bhd; Arab-
                                                 Malaysian Securities Sdn Bhd;
                                                 AMSEC Nominees Sdn Bhd;
                                                 Arab-Malaysian Unit Trusts
                                                 Bhd; Arab-Malaysian Nominees
                                                 Sdn Bhd; Arab-Malaysian Prop-
                                                 erty Trust Management Bhd;
                                                 Arab-Malaysian Merchant Sdn
                                                 Bhd; Arab-Malaysian Bank Bhd;
                                                 Arab-Malaysian Trustee Bhd;
                                                 Employees Provident Fund;
                                                 Frasers Securities Pte Ltd,
                                                 Singapore; Frasers
                                                 International Pte Ltd,
                                                 Singapore; Malaysian Emerging
                                                 Companies Growth Fund Ltd;
                                                 Isetan of Japan Sdn Bhd;
                                                 Kumpualan Kseena Sdn Bhd and
                                                 its group of companies; Pheim
                                                 Asset Management Pte Ltd,
                                                 Singapore; and Asian Emerging
                                                 Companies Growth Fund Ltd;
                                                 Chairman, AMMB Labuan Ltd and
                                                 Malaysian Issuing House Sdn
                                                 Bhd; President, Federation of
                                                 Malaysian Unit Trust
                                                 Managers; Trustee, Tun Abdul
                                                 Razak Foundation; and Member,
                                                 Investment Advisory Counsel
                                                 of the Malaysian Growth Fund
                                                 and Court of Fellows of the
                                                 Malaysian Institute of
                                                 Management.
William G. Morton, Jr.       Director          Chairman and Chief Executive     58           500            0      ****
246 Commonwealth               (since 1994)      Officer, Boston Stock
Avenue                         and Nominee       Exchange; Director, Tandy
Boston, MA 02116                                 Corporation; Director of
                                                 various investment companies
                                                 managed by Morgan Stanley
                                                 Asset Management Inc.
Warren J. Olsen*             Director          Principal of Morgan Stanley      38           861      N/A          ****
1221 Avenue of the Americas    (since 1994),     Asset Management Inc.; and
New York, NY 10020             President         Director and Officer of
                               (since 1989)      various investment companies
                               and               managed by Morgan Stanley
                               Nominee***        Asset Management Inc.
                                                 Previously associated with
                                                 Sullivan & Cromwell.

                                                                                                      SHARE
                                                                                    COMMON STOCK   EQUIVALENTS
                                                                                    BENEFICIALLY   OWNED UNDER
                               POSITION WITH        PRINCIPAL OCCUPATIONS            OWNED AS OF   DEFERRED FEE
      NAME AND ADDRESS           THE FUND          AND OTHER AFFILIATIONS      AGE  APRIL 3, 1995** ARRANGEMENT+ PERCENT
- - ---------------------------- ----------------- ------------------------------- ---- -------------  ------------  --------
Frederick B. Whittemore*     Nominee           Advisory Director of Morgan      64             0       --           0
1251 Avenue of the Americas                      Stanley & Co. Incorporated;
New York, NY 10020                               Chairman of the United States
                                                 National Committee for
                                                 Pacific Economic Cooperation;
                                                 and Director and Officer of
                                                 various investment companies
                                                 managed by Morgan Stanley
                                                 Asset Management Inc.
                                                 Previously Managing Director
                                                 of Morgan Stanley & Co.
                                                 Incorporated.
James W. Grisham             Vice President*** Principal of Morgan Stanley &    53             0          N/A       0
1221 Avenue of the Americas    (since 1992)      Co. Incorporated and Morgan
New York, NY 10020                               Stanley Asset Management
                                                 Inc.; and Officer of various
                                                 investment companies managed
                                                 by Morgan Stanley Asset
                                                 Management Inc.
Harold J. Schaaff, Jr.       Vice President*** Principal of Morgan Stanley &    34           343          N/A      ****
1221 Avenue of the Americas    (since 1992)      Co. Incorporated; General
New York, NY 10020                               Counsel and Secretary of
                                                 Morgan Stanley Asset
                                                 Management Inc.; and Officer
                                                 of various investment
                                                 companies managed by Morgan
                                                 Stanley Asset Management Inc.
                                                 Previously associated with
                                                 Sullivan & Cromwell.
Joseph P. Stadler            Vice President*** Vice President of Morgan         40             0          N/A       0
1221 Avenue of the Americas    (since 1994)      Stanley Asset Management Inc.
New York, NY 10020                               and Officer of various
                                                 investment companies managed
                                                 by Morgan Stanley Asset
                                                 Management Inc. Previously
                                                 associated with Price
                                                 Waterhouse.
Valerie Y. Lewis             Secretary***      Vice President of Morgan         39             0          N/A       0
1221 Avenue of the Americas    (since 1990)      Stanley Asset Management Inc.
New York, NY 10020                               and Officer of various
                                                 investment companies managed
                                                 by Morgan Stanley Asset
                                                 Management Inc. Previously
                                                 employed by Citicorp.
Hilary D. Toole              Assistant         Associated with Morgan Stanley   31             0          N/A       0
1221 Avenue of the Americas    Secretary***      Asset Management Inc. and Of-
New York, NY 10020             (since 1994)      ficer of various investment
                                                 companies managed by Morgan
                                                 Stanley Asset Management Inc.
                                                 Formerly with Womble, Car-
                                                 lyle, Sandridge & Rice and
                                                 Reboul, MacMurray, Hewitt,
                                                 Maynard & Kristol.

                                                                                                      SHARE
                                                                                    COMMON STOCK   EQUIVALENTS
                                                                                    BENEFICIALLY   OWNED UNDER
                               POSITION WITH        PRINCIPAL OCCUPATIONS            OWNED AS OF   DEFERRED FEE
      NAME AND ADDRESS           THE FUND          AND OTHER AFFILIATIONS      AGE  APRIL 3, 1995** ARRANGEMENT+ PERCENT
- - ---------------------------- ----------------- ------------------------------- ---- -------------  ------------  --------
James R. Rooney              Treasurer***      Assistant Vice President and     36             0          N/A       0
73 Tremont Street              (since 1994)      Manager of Fund
Boston, MA 02108                                 Administration, Mutual Funds
                                                 Service Company and Officer
                                                 of various investment
                                                 companies managed by Morgan
                                                 Stanley Asset Management Inc.
                                                 Previously Assistant Vice
                                                 President and Manager of Fund
                                                 Compliance and Control,
                                                 Scudder, Stevens & Clark,
                                                 Inc.; Audit Manager, Ernst &
                                                 Young.
All Nominees and Executive Officers as a Group.....................................        6,113          191      ****
                                                                                    ============   ============= =======

- - ---------------

   * "Interested person" within the meaning of the Investment Company Act of 1940. Mr. Biggs is a director and officer of the Manager. Messrs. Whittemore and Debs are Advisory Directors of Morgan Stanley & Co. Incorporated, an affiliate of the Manager, and Mr. Whittemore is also the owner of a beneficial interest in the Manager. Mr Hashim is affiliated with the Malaysian Adviser. Mr. Merican is a director of the Malaysian Adviser. Mr. Levin is an officer of John A. Levin & Co., Inc., a registered broker-dealer.

  ** This information has been furnished by each nominee and executive officer.

 *** Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors.

**** Less than 1%.

   + Indicates share equivalents owned by nominees who are currently directors and held in cash accounts by the Fund on their behalf in connection with the Fee Arrangement.

     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The following table sets forth the aggregate compensation paid or payable during the fiscal year ended December 31, 1994, by the Fund to each director, information as to pension and retirement benefits from the Fund and the total compensation paid during the fiscal year ending December 31, 1994, to each director for service on the Board of Directors of the Fund and of other funds which hold themselves out as related to the Fund for investor or customer services or for which Manager, the Malaysian Adviser or an affiliated person thereof acts as the investment adviser (collectively, the "Fund Complex").

                                               PENSION OR                                   NUMBER OF
                                               RETIREMENT     ESTIMATED        TOTAL         FUNDS IN
                                AGGREGATE       BENEFITS        ANNUAL      COMPENSATION   FUND COMPLEX
                               COMPENSATION    ACCRUED AS      BENEFITS       FROM THE      FOR WHICH
                                 FROM THE     PART OF FUND       UPON         FUND AND       DIRECTOR
      NAME OF DIRECTOR            FUND*         EXPENSES      RETIREMENT    FUND COMPLEX      SERVES
- - -----------------------------  ------------   ------------   ------------   ------------   ------------
Richard A. Debs**............    $ 15,700           None         None         $ 15,700           1
Warren J. Olsen**............    $      0           None         None         $      0          15***
R. Michael Barth.............    $ 10,400           None         None         $ 10,400           1****
Peter J. Chase...............    $ 14,700           None         None         $ 30,093           3
Dato Azlan Hashim**..........    $      0           None         None         $      0           1
Graham E. Jones..............    $ 12,800           None         None         $ 37,700           4
Dato Malek Merican**.........    $      0           None         None         $      0           1
William G. Morton, Jr........    $    218           None         None         $ 16,587           4
Sidney M. Robbins............    $ 14,300           None         None         $ 14,300           1

- - ---------------

   * None of the directors deferred any compensation during the fiscal year ended December 31, 1994.

  ** "Interested person" within the meaning of the Investment Company Act of 1940.

 *** During 1994, Mr. Olsen resigned as a director from one of the funds in the Fund Complex and thus he currently serves as a director to fourteen funds in the Fund Complex.

**** During 1995, Mr. Barth resigned as a director of the Fund and thus he is no longer a director of any funds in the Fund Complex.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors complied with all applicable filing requirements for the fiscal year ended December 31, 1994 except that one Form 5 -- Annual Statements of Beneficial Ownership of Securities for each of Messrs. Debs, Olsen, Chase, Jones, Morton, Robbins and Schaaff, each relating to one transaction of the Fund's shares, was inadvertently filed late by management of the Fund, which had undertaken to file the forms on their behalf.

     The candidates for directors receiving the greatest number of votes at a meeting at which a quorum is present will be elected. Under the Fund's By-Laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     A majority of the members of the Board of Directors who are not interested persons of the Fund has selected Price Waterhouse LLP as independent accountants for the Fund for the year ending December 31, 1995. The ratification of the selection of independent accountants is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying Proxy vote for Price Waterhouse LLP. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to shareholder questions, if any.

     The Board of Directors' policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviewed and approved all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The only beneficial owners, known to the Fund, of more than 5% of the outstanding shares of Common Stock of the Fund are the following:

                                                                   COMMON STOCK
                                                                BENEFICIALLY OWNED
                   NAME AND ADDRESS                            AS OF APRIL 3, 1995             PERCENT
- - ------------------------------------------------------        ----------------------           ------
Fiduciary Trust Company International                                666,667*                   6.86%
Two World Trade Center
New York, NY 10048

United Nations Joint Staff Pension Fund                              666,667*                   6.86%
United Nations
New York, NY 10017

- - ---------------

*Shared voting and dispositive power with respect to all shares.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                             STOCKHOLDER PROPOSALS

     A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1996 must be received by the Fund on or before January 31, 1996 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                        ADDRESSES OF INVESTMENT ADVISERS

     The principal office of the Manager is 1221 Avenue of the Americas, New York, New York 10020. The principal office of the Malaysian Adviser is 21st-29th Floors, Bangurian Arab-Malaysian, Jalan Raja Chulan, 200 Kuala Lumpur, Malaysia.

                                          VALERIE Y. LEWIS
                                          Secretary

Dated: May 30, 1995

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                           THE MALAYSIA FUND, INC.
                   C/O MORGAN STANLEY ASSET MANAGEMENT INC.
P                       1221 AVENUE OF THE AMERICAS
R                        NEW YORK, NEW YORK 10020
O
X        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Y
    The undersigned hereby appoints WARREN J. OLSEN, HAROLD J. SCHAAFF, JR., and VALERIE Y. LEWIS as Proxies each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on April 3, 1995, at the Annual Meeting of Stockholders to be held on June 28, 1995, and at any adjournment thereof.

         (Continued and to be signed and dated on reverse side.)

                                                                  SEE REVERSE
                                                                      SIDE

/ X /  PLEASE MARK VOTES AS IN THIS EXAMPLE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR Proposals Nos. 1 and 2.  Please sign exactly as your name appears below. Where shares are held by joint tenants, both should sign.

1. Election of the following nominees as Directors:
Class I Nominees: Peter J. Chase, David B. Gill and
Warren J. Olsen
Class II Nominees: John W. Croghan, Graham E. Jones and       2. Ratification of the selection of     FOR       AGAINST     ABSTAIN
Frederick B. Whittemore                                          Price Waterhouse LLP as             /   /       /   /       /   /
Class III Nominees: Barton M. Biggs, John A. Levin,              independent accountants.
Dato Malek Merican and William G. Morton, Jr.

        FOR                  WITHHELD                         3. To vote upon any and all business as may properly come
/   /   ALL           /   /  FROM ALL                            before the meeting or any adjournment thereof.
      NOMINEES               NOMINEES

/   /_______________________________                                         MARK HERE
     For all nominees except as noted above                                  FOR ADDRESS
                                                                             CHANGE AND     /   /
                                                                             NOTE AT LEFT

                                                              When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please sign full title as such.  If a corporation, please sign full corporate name by authorized officer and indicate the signer's office.  If a partnership, please sign in partnership name.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY                  Signature:______________________________________ Date: _____________
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                                                              Signature:______________________________________ Date: _____________